FORM 10f-3	FUND:  	PaineWebber Small
Cap Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures


1.	Issuer:  David's Bridal

2.	Date of Purchase:  5/21/99	3.
Date offering
commenced:  5/21/99

4.	Underwriters from whom purchased:
Donald Lufkin

5.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  14,400

7.	Aggregate principal amount of
offering:  8,000,000

8.	Purchase price (net of fees and
expenses):  $13.00

9.	Initial public offering price:
$13.00

10.	Commission, spread or profit:
	%	$.50

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three years.
g. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Fund's Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Donald R. Jones
	Date:  5-24-99


FORM 10f-3	FUND:  	PaineWebber Small
Cap Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures


1.	Issuer:  Go To.com

2.	Date of Purchase:  6/18/99	3.
Date offering
commenced:  6/18/99

4.	Underwriters from whom purchased:
Donaldson Lufkin

5.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  3,800

7.	Aggregate principal amount of
offering:  6,000,000

8.	Purchase price (net of fees and
expenses):  $15.00

9.	Initial public offering price:
$15.00

10.	Commission, spread or profit:
	%	$.63

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three years.
g. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Fund's Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Donald R. Jones
	Date:  6-18-99

FORM 10f-3	FUND:  	PaineWebber Small
Cap Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures


1.	Issuer:  DLJ Direct Inc.

2.	Date of Purchase:  5/25/99	3.
Date offering
commenced:  5/26/99

4.	Underwriters from whom purchased:
Donald Lufkin

5.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  2,500

7.	Aggregate principal amount of
offering:  16,000,000

8.	Purchase price (net of fees and
expenses):  $20.00

9.	Initial public offering price:
$20.00

10.	Commission, spread or profit:
	%	$.81

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three years.
g. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Fund's Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Donald R. Jones
	Date:  5-26-99

FORM 10f-3	FUND:  	PaineWebber Small
Cap Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures


1.	Issuer:  Wink Communications

2.	Date of Purchase:  8/19/99	3.
Date offering
commenced:  8/19/99

4.	Underwriters from whom purchased:
Donald Lufkin

5.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  950

7.	Aggregate principal amount of
offering:  4,750,000

8.	Purchase price (net of fees and
expenses):  $16.00

9.	Initial public offering price:
$16.00

10.	Commission, spread or profit:
	%	$.67

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three years.
g. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Fund's Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Donald R. Jones
	Date:  8/20/99


FORM 10f-3	FUND:  	PaineWebber Small
Cap Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures


1.	Issuer:  Interspeed Inc.

2.	Date of Purchase:  9/24/99	3.
Date offering
commenced:  9/24/99

4.	Underwriters from whom purchased:
Piper Jaffray

5.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  1,900

7.	Aggregate principal amount of
offering:  3,500,000

8.	Purchase price (net of fees and
expenses):  $12.00

9.	Initial public offering price:
$12.00

10.	Commission, spread or profit:
	%	$.50

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of
1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three years.
g. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Fund's Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Donald R. Jones
	Date:  9/24/99